UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2010

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 27, 2010, the shareholders of the Company approved the Parker-Hannifin Corporation 2010 Performance Bonus Plan (the “2010 PBP”). Pursuant to the 2010 PBP, Eligible Executives, which includes the named executive officers, may receive from time to time short-term incentive bonuses payable in cash and long-term incentive bonuses payable in cash and/or stock. The 2010 PBP will enable the Company to deduct incentive bonuses paid under the 2010 PBP that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended. The foregoing summary of the 2010 PBP is qualified in its entirety by reference to the 2010 PBP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Shareholders of the Company was held on October 27, 2010.

(b)(i)	The Shareholders elected the following directors for a term expiring at the Annual Meeting of Shareholders in 2011, as follows:

	Votes For	Votes Withheld	Broker Non-Vote
Robert G. Bohn	131,706,844	2,748,396	8,649,177
Linda S. Harty	129,551,070	4,904,170	8,649,177
William E. Kassling	133,283,293	1,171,947	8,649,177
Robert J. Kohlhepp	121,593,901	12,861,339	8,649,177
Klaus-Peter Müller	132,150,439	2,304,801	8,649,177
Candy M. Obourn	125,347,098	9,108,142	8,649,177
Joseph M. Scaminace	125,211,185	9,244,055	8,649,177
Wolfgang R. Schmitt	123,824,833	10,630,407	8,649,177
Åke Svensson	133,351,055	1,104,185	8,649,177
Markos I. Tambakeras	133,203,830	1,251,410	8,649,177
James L. Wainscott	125,342,073	9,113,167	8,649,177
Donald E. Washkewicz	131,010,905	3,444,335	8,649,177

(ii)	The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011, as follows:

For:	140,683,423
Against:	1,979,505
Abstain:	441,489

(iii)	The Shareholders approved the Parker-Hannifin Corporation 2010 Performance Bonus Plan, as follows:

For:	127,335,342
Against:	6,291,874
Abstain:	822,814
Broker Non-Votes:	8,654,387

(iv)	The Shareholders did not approve a shareholder proposal to amend the Company’s Code of Regulations to separate the roles of Chairman of the Board and Chief Executive Officer, as follows:

For:	38,327,931
Against:	95,062,888
Abstain:	1,064,407
Broker Non-Votes:	8,649,191

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Parker-Hannifin Corporation 2010 Performance Bonus Plan incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement filed with the Commission on September 27, 2010 (Commission File No. 1-4982).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: November 1, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Parker-Hannifin Corporation 2010 Performance Bonus Plan incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement filed with the Commission on September 27, 2010 (Commission File No. 1-4982).